UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
May 21, 2024
(Date of Report)
(Date of earliest event reported)
JOHN WILEY & SONS, INC.
(Exact name of registrant as specified in its charter)
New York
(State or other jurisdiction of incorporation)

001-11507	13-5593032

(Commission File Number)	(IRS Employer Identification No.)
111 River Street, Hoboken New Jersey	07030

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:	(201) 748-6000

Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $1.00 per share	WLY	New York Stock Exchange
Class B Common Stock, par value $1.00 per share	WLYB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) Departure of Named Executive Officer

On May 21, 2024, the Company announced that Todd Zipper, Executive Vice President & General Manager, Talent, and a named executive officer, will cease his employment with the Company, effective as of the closing of the sale of John Wiley & Sons, Inc. emerging talent and reskill training business, Wiley Edge (the “Business”), to Inspirit (the “Transaction”) (see Form 8-K filed on January 8, 2024, describing the signing of a material definitive agreement in connection with the Transaction). Mr. Zipper is expected to remain with the Company until May 31, 2024. Mr. Zipper's departure from the Company is without cause and, as such, he will receive severance benefits in accordance with his previously filed Employment Letter dated August 7, 2020 (see the Company’s Annual Report on Form 10-K for the fiscal year-end April 30, 2023 Exhibit).

Transaction Bonus

The John Wiley & Sons, Inc. Executive Compensation & Development Committee (the “Committee”) approved, on June 20, 2023, a performance cash bonus in lieu of performance share units for fiscal year 2024 ("Performance Period”) for Mr. Zipper, payable based on the sale of the Business and, in a lump sum cash payment as soon as administratively practicable following the closing of the Transaction. The Committee approved an extension of the Performance Period on April 5, 2024, to the end of the first quarter of fiscal year 2025.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No. Description

104    Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JOHN WILEY & SONS, INC.
(Registrant)

By	/s/ Christina Van Tassell
Christina Van Tassell
Executive Vice President and Chief Financial Officer

Dated: May 28, 2024